EXHIBIT 10.3


                 Proposed Form of Employee Stock Ownership Plan

            FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF SPARTANBURG

                          EMPLOYEE STOCK OWNERSHIP PLAN

                           (Effective _______________)


                                                  Table of Contents

I.       Purpose of the Plan.....................................................................................1

II.      Definitions
         2.1      "Adjusted Balance".............................................................................2
         2.2      "Annual Additions".............................................................................2
         2.3      "Beneficiary"..................................................................................2
         2.4      "Board"........................................................................................2
         2.5      "Break in Service".............................................................................2
         2.6      "Code".........................................................................................3
         2.7      "Committee"....................................................................................3
         2.8      "Company"......................................................................................3
         2.9      "Company Contribution Account".................................................................4
         2.10     "Company Stock"................................................................................4
         2.11     "Company Stock Account"........................................................................4
         2.12     "Compensation".................................................................................4
         2.13     "Debt".........................................................................................5
         2.14     "Early Retirement Date"........................................................................5
         2.15     "Employee".....................................................................................5
         2.16     "Employment Year"..............................................................................5
         2.17     "ERISA"........................................................................................5
         2.18     "Highly Compensated Participant"...............................................................5
         2.19     "Hour of Service"..............................................................................6
         2.20     "Limitation Year"..............................................................................7
         2.21     "Loan".........................................................................................7
         2.22     "Maximum Permissible Amount"...................................................................7
         2.23     "Normal Retirement Date".......................................................................7
         2.24     "Other Investments Account"....................................................................7
         2.25     "Participant"..................................................................................7
         2.26     "Plan".........................................................................................7
         2.27     "Plan Year"....................................................................................7
         2.28     "Qualified Election Period"....................................................................7
         2.29     "Qualified Participant"........................................................................8
         2.30     "Related Employer".............................................................................8



         2.31     "Related Plan".................................................................................8
         2.32     "Service"......................................................................................8
         2.33     "Spouse".......................................................................................8
         2.34     "Suspense Account".............................................................................8
         2.35     "Trust" or "Trust Fund"........................................................................8
         2.36     "Trust Agreement"..............................................................................9
         2.37     "Trustee"......................................................................................9
         2.38     "Valuation Date"...............................................................................9

III.     Participation
         3.1      Eligibility Requirement.......................................................................10
         3.2      Reemployment of Participant...................................................................10

IV.      Contributions
         4.1      Company Contributions.........................................................................11
         4.2      Exclusive Benefit of Employees................................................................12
         4.3      Treatment of Veterans.........................................................................12

V.       Investment of Trust Assets
         5.1      Investments...................................................................................13
         5.2      Valuation of Company Stock....................................................................13
         5.3      Suspense Account..............................................................................13
         5.4      Sales and Resales of Company Stock............................................................13

VI.      Exempt Loans
         6.1      Loans.........................................................................................14
         6.2      Loan Payments.................................................................................15
         6.3      Right of First Refusal........................................................................17
         6.4      Put Option....................................................................................17
         6.5      Continuation of Rights or Put Option..........................................................18

VII.     Allocations to Participants' Accounts
         7.1      Separate Accounts.............................................................................19
         7.2      Company Stock.................................................................................19
         7.3      Other Investments.............................................................................19


                                            ii


         7.4      Allocations of Company Contributions and Forfeitures..........................................19
         7.5      Maximum Allocation............................................................................20
         7.6      Vesting.......................................................................................22
         7.7      Net Income (or Loss) of the Trust.............................................................22
         7.8      Accounting for Allocations....................................................................23
         7.9      Special Allocation Provisions.................................................................23
         7.10     Special Limitations on Allocations............................................................24

VIII.    Retirement Payments, Disability Payments and Other Benefits
         8.1      Payments on Retirement........................................................................24
         8.2      Payments on Death.............................................................................25
         8.3      Payments on Disability........................................................................26
         8.4      Payments on Termination for Other Reasons.....................................................26
         8.5      Property Distributed..........................................................................27
         8.6      Methods of Payment............................................................................28
         8.7      Administrative Powers Relating to Payments....................................................33
         8.8      Dividends.....................................................................................33
         8.9      Diversification of Investments................................................................34

IX.      Voting of Company Stock
         9.1      Company Common Stock - Voting and Consent.....................................................36

X.       Plan Administration
         10.1     Company Responsibility........................................................................37
         10.2     Powers and Duties of Committee................................................................37
         10.3     Organization and Operation of Committee.......................................................37
         10.4     Records and Reports of Committee..............................................................38
         10.5     Claims Procedure..............................................................................38
         10.6     Compensation and Expenses of Committee........................................................39
         10.7     Indemnity of Committee Members................................................................39


XI.      Trust and Trustee
         11.1     Trust Agreement...............................................................................40
         11.2     Exclusive Benefit of Employees................................................................40

                                    iii



         11.3     Trustee.......................................................................................40

XII.     Amendment and Termination
         12.1     Amendment of Plan.............................................................................41
         12.2     Voluntary Termination of or Permanent Discontinuance of Contributions
                     to the Plan................................................................................41
         12.3     Limitation on Amendment or Termination........................................................41
         12.4     Involuntary Termination of Plan...............................................................41
         12.5     Payments on Termination of or Permanent Discontinuance of Contributions
                     to the Plan................................................................................42

XIII.    Miscellaneous
         13.1     Duty To Furnish Information and Documents.....................................................43
         13.2     Committee's Annual Statements and Available Information.......................................43
         13.3     No Enlargement of Employment Rights...........................................................43
         13.4     Applicable Law................................................................................43
         13.5     No Guarantee..................................................................................43
         13.6     Unclaimed Funds...............................................................................44
         13.7     Merger or Consolidation of Plan...............................................................44
         13.8     Interest Nontransferable......................................................................44
         13.9     Prudent Man Rule..............................................................................44
         13.10    Limitations on Liability......................................................................45
         13.11    Federal and State Security Law Compliance.....................................................45
         13.12    Headings......................................................................................45
         13.13    Gender and Number.............................................................................45
         13.14    ERISA and Approval Under Internal Revenue Code................................................45
         13.15    Extension of Plan to Related Employers........................................................46
         13.16    Administrative Changes Without Amendment......................................................46

XIV.     Top-Heavy Provisions
         14.1     Top-Heavy Status..............................................................................47
         14.2     Definitions...................................................................................47
         14.3     Determination of Top-Heavy Status.............................................................47
         14.4     Vesting.......................................................................................48
         14.5     Minimum Contribution..........................................................................49

                                              iv


         14.6     Compensation..................................................................................49
         14.7     Collective Bargaining Agreements..............................................................49

                                    ARTICLE I
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to enable participating Employees of First Federal Savings and Loan Association of Spartanburg and Related Employers to share in the growth and prosperity of the Company, to provide Employees with an opportunity to accumulate capital for their future economic security, to furnish additional security to Employees who become permanently disabled, and to enable Employees to acquire stock ownership interests in the Company. Consequently, Company contributions to the Plan will be invested primarily in Company Stock. The Plan, effective as of _______________, shall constitute an employee stock ownership plan under Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA and a stock bonus plan under Section 401(a) of the Code.

                                   ARTICLE II
                                   DEFINITIONS

         Whenever used herein the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

         2.1 "Adjusted Balance" means the balance in a Participant's account or accounts, as adjusted in accordance with Sections 7.8 and 7.9 of the Plan as of the applicable Valuation Date.

         2.2 "Annual Additions" means the total of: (a) Company contributions allocated to a Participant's Accounts under this Plan and any Related Plan during any Limitation Year; (b) the amount of employee contributions made by the Participant under any Related Plan; and (c) forfeitures allocated to a Participant's Accounts under the Plan and any Related Plan.

         2.3 "Beneficiary" means the person, persons, or entity designated or determined pursuant to the provisions of Section 8.2 of the Plan.

         2.4      "Board" means the Board of Directors of the Company.

         2.5 "Break in Service" means the termination of employment of an Employee followed by the expiration of an Employment Year in which the Employee accumulated fewer than 501 Hours of Service. For purposes of this Section:

                  (a) A Break in Service shall not be deemed to have occurred if
(i) the employment of a terminated Employee is resumed prior to the expiration of an Employment Year in which he accumulates fewer than 501 Hours of Service;
(ii) the Employee is absent with the prior consent of the Company for a period not exceeding 12 months (which consent shall be granted under uniform rules applied to all Employees on a nondiscriminatory basis) and he returns to active employment with the Company upon the expiration of the period of authorized absence; or (iii) he leaves the Company to serve in the armed forces of the United States for a period during which his reemployment rights are guaranteed by law and he returns or offers to return to work for the Company prior to the expiration of his reemployment rights.

                  (b) An Employee who is absent from work with the Company because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child,
(iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) caring for such child immediately following such birth or placement shall receive credit, solely for purposes of determining whether a Break in Service has occurred under this Section, for the Hours of Service described in subsection (c) of this Section; provided that the total number of hours credited as Hours of Service under this subsection shall not exceed 501 Hours of Service.

                  (c) In the event of an Employee's absence from work for any of the reasons set forth in subsection (b) of this Section, the Hours of Service that the Employee will be credited with under subsection (b) are (i) the Hours of Service that otherwise would normally have been credited to the Employee but for such absence, or (ii) eight Hours of Service per day of such absence if the Committee is unable to determine the Hours of Service described in clause (i).

                  (d) An Employee who is absent from work for any of the reasons set forth in subsection (b) of this Section shall be credited with Hours of Service under subsection (b), (i) only in the Employment Year in which the absence begins, if the Employee would be prevented from incurring a Break in Service in that Year solely because the period of absence is treated as credited Hours of Service, as provided in subsections (b) and (c), or (ii) in any other case, in the immediately following Employment Year.

                  (e) No credit for Hours of Service will be given pursuant to subsections (b), (c) and (d) of this Section unless the Employee furnished to the Committee such timely information that the Committee may reasonably require to establish (i) that the absence from work is for one of the reasons specified in subsection (b) and (ii) the number of days for which there was such an absence. No credit for Hours of Service will be given pursuant to subsections
(b), (c), and (d) for any purpose of the Plan other than the determination of whether an Employee has incurred a Break in Service pursuant to this Section.

         2.6 "Code" means the Internal Revenue Code of 1986 as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said sections.

         2.7 "Committee" means the Plan  Administrative  Committee  described in
Section 10.1 of the Plan.

         2.8 "Company" means, as appropriate, First Federal Savings and Loan Association of Spartanburg, a federally-chartered savings and loan association, and any successor corporation resulting from a merger or consolidation with the Company or transfer of substantially all of the assets of the Company, if such successor or transferee shall adopt and continue the Plan by appropriate corporate action, pursuant to Section 12.4 of the Plan.

         2.9 "Company Contribution Account" means the Company Stock and other assets held by the Trustee for the Plan derived from Company contributions to the Trust.

         2.10 "Company Stock" means any qualifying employer security within the meaning of Section 4975(e)(8) of the Code and 407(d)(1) of ERISA and Regulations thereunder.

         2.11 "Company Stock Account" means an account of a Participant which is credited with his allocable share of Company Stock purchased and paid for by the Trust or contributed to the Trust.

         2.12  "Compensation"  means a  Participant's  total  earnings  from the
Company paid during a Plan year for service rendered including bonuses, overtime, commissions, contributions or benefits under this Plan or any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by the Company for the benefit of such Participant, and all other extraordinary and unusual payments. For purposes of Sections 2.18 and 2.22, Compensation means wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid salesmen, compensation for services on the basis of percentage of profits, tips, and bonuses); shall include all compensation actually paid or made available to a Participant for an entire Limitation Year; and shall not include any other items or amounts paid to or for the benefit of a Participant. The limit of Compensation for any participant for a Plan Year or Limitation Year shall be the dollar limitation in effect under Section 401(a)(17) of the Code and the Regulations thereunder for such Year. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increased in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is the number of months in the determination period, and the denominator of which is 12. For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first date of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         2.13 "Debt" means any borrowing obligation incurred by the Trustee that is not a Loan.

         2.14 "Early  Retirement Date" means the date a Participant  attains age
55.

         2.15 "Employee" means an individual employed by the Company; provided, however, that "Employee" does not include an hourly employee or any individual covered by a collective bargaining agreement between employee representatives and the Company if retirement benefits were the subject of good faith bargaining between such employee representatives and the Company. A person who is not employed by the Company but who performs services for the Company pursuant to an agreement between the Company and a leasing organization shall be considered a "leased employee" after such person performs such services for a 12-month period and the services are of a type historically performed by employees. A person who is considered a leased employee of the Company shall not be considered an Employee for purposes of the Plan. If a leased employee subsequently becomes an Employee, and thereafter participates in the Plan, he shall be given credit for Hours of Service and Years of Service for his period of employment as a leased employee, except to the extent that Section 414(n)(5) of the Code was satisfied with respect to such Employee while he was a leased employee.

         2.16 "Employment Year" means a 12 consecutive month period commencing with an Employee's initial date of hire (or last date of rehire if he has incurred a Break in Service) or with any anniversary thereof. For purposes hereof, an Employee's date of hire shall be the first day on which he completes an Hour of Service and his date of rehire shall be the first day on which he completes an Hour of Service following a Break in Service.

         2.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.18 "Highly Compensated Participant" means, for Plan Years beginning prior to January 1, 1997, a Participant who, during the current Plan Year or the preceding Plan Year, (a) was at any time a five percent (5%) owner of the Company, (b) received Compensation from the Company in excess of $75,000 (or such greater amount provided by the Secretary of the Treasury pursuant to
Section 414(q) of the Code), (c) received Compensation from the Company in excess of $50,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Section 414(q) of the Code) and was in the top-paid group of Employees for such Year, or (d) was at any time an officer of the Company and received Compensation from the Company greater than 150% of the amount in effect under Section 415(c)(1)(A) of the Code for such Plan Year. For Plan Years beginning after December 31, 1996, "Highly Compensated Participant" means a Participant who, during the current Plan Year or the preceding Plan Year, (a) was at any time a five percent (5%) owner of the Company, or, (b) for the preceding year, received Compensation from the Company in excess of $80,000 (or such greater amount provided by the Secretary of the Treasury pursuant to
Section 414(q) of the Code) and, if elected by the Company, was in the top-paid group of Participants for such preceding year. The provisions of Section 414(q) of the Code and the regulations thereunder shall apply in determining whether a Participant is a Highly Compensated Participant.

         2.19 "Hour of Service" means (i) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Company or a Related Employer; and (ii) each hour for which an Employee is directly or indirectly paid by the Company or a Related Employer during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (but not in excess of 501 hours in any continuous period during which no duties are performed). Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or a Related Employer shall be included under either (i) or (ii) as may be appropriate. Hours of Service shall be credited:

                  (a) in the case of Hours referred to in clause (i) of the first sentence of this section, for the computation period in which the duties are performed;

                  (b) in the case of Hours referred to in clause (ii) of the first sentence of this section, for the computation period or periods in which the period during which no duties are performed occurs; and

                  (c) in the case of Hours for which back pay is awarded or agreed to by the Company or a Related Employer, for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         In determining Hours of Service an Employee who is employed by the Company or a Related Employer on other than an hourly rated basis shall be credited with ten Hours of Service per day for each day the Employee would, if hourly rated, be credited with service pursuant to clause (i) of the first sentence of this Section 2.19. If an Employee is paid for reasons other than the performance of duties pursuant to clause (ii) of the first sentence of this
Section 2.19: (i) in the case of a payment made or due which is calculated on the basis of units of time, an Employee shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and (ii) an Employee without a regular work schedule shall be credited with eight Hours of Service per day (to a maximum of 40 Hours of Service per week) for each day that the Employee is so paid. Hours of Service shall be calculated in accordance with Department of Labor Regulations Section 2530.200b-2 or any future legislation or Regulation that amends, supplements or supersedes said section.

         Solely for purposes of determining an Employee's

         (i)      eligibility to participate in the Plan under Section 3.1, and

         (ii)     vesting under Section 7.6,

                  Hours of Service shall include Hours during an approved leave of absence granted by an Employer to an Employee on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer at the end of such leave of absence. Such Hours of Service shall be calculated pursuant to the second sentence of this paragraph.

         2.20     "Limitation Year" means the Plan Year.

         2.21 "Loan" means any loan as described in Section 4975(d)(1) of the Code to the Trustee made or guaranteed by a disqualified person (within the meaning of Section 4975(e)(2) of the Code), including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of a disqualified person (within the meaning of Section 4975(e)(2) of the Code) as collateral for a loan.

         2.22 "Maximum Permissible Amount" means the lesser of: (a) $30,000 (or, if greater, one-quarter of the dollar limitation in effect pursuant to Section 415(b)(1)(A) of the Code); or (b) 25% of a Participant's Compensation.

         2.23 "Normal Retirement Date" means the date a Participant attains age 65.

         2.24 "Other Investments Account" means an account of a Participant which is credited with his share of the net income (or loss) or the Trust and Company contributions and forfeitures in other than Company Stock, and which is debited with payments made to pay for Company Stock

         2.25 "Participant" means an Employee who becomes a Participant under the provisions of Section 3.1 of the Plan.

         2.26 "Plan" means this First Federal Savings and Loan Association of Spartanburg Employee Stock Ownership Plan. It is hereby intended that this Plan shall constitute a stock bonus plan.

         2.27 "Plan Year" means the period beginning January 1 and ending December 31 of each year.

         2.28 "Qualified Election Period" means the six Plan Year period beginning with the first Plan Year in which a Participant first becomes a Qualified Participant.

         2.29 "Qualified Participant" means any Participant who has attained age 55 and has been a Participant in the Plan for at least ten years.

         2.30 "Related Employer" means (i) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) that includes the Company; (ii) any trade or business (whether incorporated or unincorporated) that is under common control (as defined in Section 414(c) of the Code) with the Company; and (iii) any member of an affiliated service group (as defined in Section 414(m) of the Code) that includes the Company. For purposes of Section 7.5, paragraphs (i) and (ii) shall be as amended by Section 415(h) of the Code.

         2.31 "Related Plan" means any other defined contribution plan (as defined in Section 415 of the Code) maintained by the Company or by any Related Employer.

         2.32 "Service" means a period of time, measured in whole Employment Years, commencing with the Employment Year in which an Employee is initially employed and ending with the Employment Year in which a Break in Service occurs; provided, however, that Service shall not include any Employment Year in which the Employee accrues less than 1,000 Hours of Service; provided, further that, for purposes of Sections 7.6 and 14.4, Service shall be determined without regard to a Participant's Hours of Service during an Employment Year. Service shall include an approved leave of absence granted to an Employee on or after August 3, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer at the end of such leave of absence. Without regard to the preceding provisions of this Section 2.28, a Participant's years of Service after a period of five consecutive one-year Breaks in Service shall be disregarded for purposes of determining his nonforfeitable interest in his Accounts as of the Valuation Date coincident with or next preceding the date he incurs such five consecutive one-year Breaks in Service.

         2.33 "Spouse" means the person who is legally married to a Participant immediately prior to the Participant's death.

         2.34 "Suspense Account" means an account to which securities purchased with any Loans are allocated pending their release and allocation to other accounts as the Loan is repaid.

         2.35 "Trust" or "Trust Fund" means all money, securities and other property held under the Trust Agreement for the purposes of the Plan.

         2.36 "Trust Agreement" means the agreement between the Company and the Trustee (or any successor Trustee) governing the administration of the Trust, as it may be amended.

         2.37 "Trustee" means the corporation or individuals appointed by the Board of Directors of the Company to administer the Trust and which executes the Trust Agreement.

         2.38 "Valuation Date" means the last day of each Plan Year and such other date, if any, as shall be selected by the Company.

                                   ARTICLE III
                                  PARTICIPATION

         3.1 Eligibility Requirement. Any Employee who was in the employ of the Company on the effective date shall participate in the Plan as of the effective date if he has completed an Employment Year as of such date and has attained the age of 21. Each other Employee shall be eligible to participate upon: (i) the completion of one Employment Year during which the Employee has completed 1,000 Hours of Service and (ii) attainment of the age of 21. An Employee who is eligible to participate shall commence participation in the Plan on the January 1 or July 1 next following the date on which the Employee is first eligible to participate in the Plan.

         3.2 Reemployment of Participant. For purposes of Section 3.1 of the Plan pertaining to eligibility and Section 7.7 of the Plan pertaining to vesting, if a Participant shall incur a Break in Service and shall thereafter be reemployed by the Company: (i) Years of Service completed before such Break shall not be required to be taken into account until the Participant has completed a Year of Service after his return to employment with the Company at which time such Years of Service shall be restored and the Participant shall participate in the Plan retroactively from the date of his return to employment with the Company; and (ii) if no part of the Participant's Company stock and Other Investments Accounts was nonforfeitable when he incurred such Break, Years of Service with the Company completed prior to such Break shall not be required to be taken into account in any event if the number of consecutive one-year Breaks in Service equals or exceeds the greater of (a) five or (b) the aggregate number of years of Service prior to such Break.

                                   ARTICLE IV
                                  CONTRIBUTIONS

         4.1      Company Contributions.

                  (a) For each Plan Year, Company contributions under the Plan may be paid to the Trust in such amounts (or under such formula) and at such times as may be determined by the Company's Board of Directors. Company contributions under the Plan for a Plan Year may be paid during the Plan Year and shall in any event be paid not later than the due date for filing the Company's federal income tax return for that year, including any extensions of such due date. Company contributions for any Plan Year shall not be paid to the Trust in amounts that would exceed the limitations of Section 404 of the Code. In no event shall Company contributions in any Limitation year exceed an amount which would cause: (a) Annual Additions to the accounts of any Participant to exceed the Maximum Permissible Amount for that Limitation Year (except as provided in Section 7.5); or (b) the sum of the defined benefit plan fraction (as defined in Section 7.5) and the defined contribution plan fraction (as defined in Section 7.5) to exceed one for that Limitation Year.

                  (b) Company contributions may be paid to the Trust in cash or in shares of Company Stock, as determined by the Company's Board of Directors; provided that Company contributions shall be paid in cash in such amounts, and at such times (subject to the limitations described in Section 7.5) as needed to provide the Trust with funds sufficient to pay in full when due any principal and interest payments required by a Loan incurred by the Trustee pursuant to
Article VI to finance the acquisition of Company Stock.

                  (c) All Company contributions for a Plan Year shall be allocated to the Company Contribution Account when paid. The Company
Contribution Account shall be subdivided into a Company Stock Contribution Account and a Company Other Investments Contribution Account. As of the last day of each Plan Year amounts in the Company Contribution Account, including amounts contributed after such last day under paragraph (a) above shall be allocated to Participants' accounts as provided in Article VIII.

                  (d) No participants shall be required or permitted to make contributions to the Plan or Trust.

                  (e)  All  Company   contribution   made  under  the  Plan  are
conditioned upon the qualification of the Plan under Section 401(a) of the Code and upon the deductibility of the contribution under Section 404 of the Code.

         4.2 Exclusive Benefit of Employees. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement for the exclusive benefit of those Employees who are Participants under the Plan, including former Employees, and their Beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and the Trust, to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Employees and their Beneficiaries shall any part of the Trust Fund (other than such part as may be required to pay administration expenses and taxes) be used for, or diverted to, purposes other than for the exclusive benefit of such Employees and their Beneficiaries. However, without regard to the provisions of this Section 4.2:

                  (a) If a contribution under the Plan is conditioned on initial qualification of the Plan under Section 401(a) of the Code, and the Plan receives an adverse determination with respect to its initial qualification, the Trustee shall, upon written request of the Company, return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one calendar year after the date that qualification of the Plan is denied, provided that the application for the determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe;

                  (b) If a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall upon written request of the Company return the contribution (to the extent disallowed) to the Company within one year after the date the deduction is disallowed;

                  (c) If a contribution or any portion thereof is made by the Company by a mistake of fact, the Trustee shall, upon written request of the Company, return the contribution or such portion to the Company within one year after the date of payment of the Trustee; and

                  (d) Earnings attributable to amount to be returned to the Company pursuant to subsection (b) or (c) above shall not be returned, and losses attributable to amounts to be returned pursuant to subsection (b) or (c) shall reduce the amount to be so returned.

         4.3 Treatment of Veterans. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u)(4) of the Code.

                                    ARTICLE V

                           INVESTMENT OF TRUST ASSETS

         5.1 Investments. The Trust Fund will be invested primarily in Company Stock. The Committee may direct the Trustee to incur Debt from time to time to finance the acquisition of Company Stock by the Trust or otherwise. The Trust Fund may be used to acquire shares of Company Stock from Company shareholders (including former Participants) or from the Company. The Trustee may also invest the Trust Fund in savings accounts, certificates of deposit, high-grade short-term securities, equity stock, bonds, or other investments desirable for the Trust, or the Trust Fund may be held in cash. All investments will be made by the Trustee only upon the direction of the Committee. The Committee may direct that the entire Trust Fund assets be invested and held in Company Stock.

         5.2 Valuation of Company Stock. All purchases of Company Stock will be made at a price, or at prices, that do not exceed the fair market value of such Company Stock. If Company Stock is traded on a national securities exchange, fair market value shall be the average of the closing prices thereof on such exchange for the ten trading days immediately preceding the purchase. If Company Stock is not traded on such an exchange but is publicly traded, fair market value shall be the average of the bid and asked price thereof for such ten trading days. If Company Stock is not publicly traded, the determination of the fair market value of Company Stock for all purposes of the Plan shall in all cases be made by an independent appraiser appointed pursuant to this section shall meet requirements similar to the requirements of Regulations promulgated under Section 170(a)(1) of the Code.

         5.3 Suspense Account. Company Stock purchased with the proceeds of a Loan shall be held in the Suspense Account pending release and reallocation to other Accounts as the Loan is paid. Company Stock purchased with amounts allocated to Participants' Other Investment Accounts or Company Other Investments Accounts shall immediately upon purchase be credited pro rata to the corresponding Participants' Company Stock or Company Stock Contribution Accounts as the case may be. Company Stock contributed to the Plan pursuant to Article IV shall be allocated to the Company Stock Accounts of Participants pursuant to
Section 7.4.

         5.4 Sales and Resales of Company Stock. The Committee may direct the Trustee to sell or resell shares of Company Stock to any person, including the Company, provided that any such sales to any disqualified person, including the Company, will be made at no less than the fair market value as determined under
Section 5.2 and no commission is charged. Any such sale shall be made in conformance with Section 408(e) of ERISA. All sales of Company Stock (except Company Stock held in a Suspense Account or Company Stock Contribution Account) by the Trustee will be charged pro rata to the Company Stock Accounts of the Participants.

                                   ARTICLE VI

                                  EXEMPT LOANS

         6.1      Loans.

                  (a) The Committee may direct the Trustee to obtain Loans. Any such Loan will meet all requirements necessary to constitute an "exempt loan" within the meaning of Section 4975(d)(3) of the Code and Regulations ss.54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of the Participants and Beneficiaries. The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Company Stock, repay the Loan, or repay any prior Loan. Any such Loan shall provide for no more than a reasonable rate of interest (as determined under Regulations ss.54.4975-7(b)(7)) and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times. The only assets of the Plan that may be given as collateral on a Loan are shares of Company Stock acquired with the proceeds of the Loan and shares of Company Stock that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. Such Company Stock so pledged shall be placed in a Suspense Account. No person entitled to payment under a Loan shall have recourse against Trust Assets other than such collateral, contributions (other than contributions of Company Stock) that are available under the Plan to meet obligations under the Loan and earnings attributable to such collateral and the investment of such contributions. All Company contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Company contributions paid thereafter until the Loan has been repaid in full, and all earnings from investment of such Company contributions, without regard to whether any such Company contributions and earnings have been allocated to Participants' Other Investment Accounts, shall be available to meet obligations under the Loans as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Company at the time any such contribution is made.

                  (b) Any pledge of Company Stock must provide for the release of shares so pledged upon the payment of any portion of the Loan. The number of shares to be released will be determined, at the discretion of the Committee, under clause (1) or (2) of this section 6.1(b).

                          (1) If the Loan provides annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of principal and interest over ten years, then for each Plan Year during the duration of the Loan, the number of shares of Company Stock released from such pledge shall equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the principal paid in such

                                    Plan Year.  The  denominator of the fraction
                                    is  the  sum  of  the  numerator   plus  the
                                    principal  to be paid for all future  years.
                                    Such years will be determined without taking
                                    into  account  any  possible   extension  or
                                    renewal periods.  To the extent that the net
                                    proceeds  received by the Plan in respect of
                                    any Loan exceed the stated  principal amount
                                    of the Loan,  that  portion of any  interest
                                    payment   that  would  be  deemed  to  be  a
                                    repayment of principal under standard loan amortization tables shall be treated as principal paid or principal to be paid, as the case may be, for purposes of the above calculation.

                          (2) If the Loan does not satisfy the conditions stated in subparagraph (1), then for each Plan Year during the duration of the Loan, the number of shares of Company Stock released from such pledge shall equal the number of encumbered securities held immediately before release for the current Plan year multiplied by a fraction. The numerator of the fraction is the sum of the principal and interest paid in such Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. Such years will be determined without taking into account any possible extension of renewal periods.

                  (c) If the collateral includes more than one class of Company Stock, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class. If interest on any Loan is variable, the interest to be paid in future years under the Loan shall be computed by using the interest rate application as of the end of the Plan Year. Should a Loan initially satisfying the conditions stated in subparagraph (b)(1) at some subsequent date cease to satisfy the conditions of such subparagraph, by reason of a renewal, extension, or refinancing of the Loan, then subparagraph
(b)(2) shall be applied in determining the shares released upon payment of any principal or interest after such date.

         6.2      Loan Payments.

                  (a) Payments of principal and interest on any Loan during a Plan Year shall be made by the Trustee (as directed by the Committee) only from
(1) Company Contributions to the Trust made to meet the Plan's obligation under a Loan (other than contributions of Company Stock) and from any earnings attributable to Company Stock and investments of such contributions (both received during or prior to the Plan Year); (2) the proceeds of a subsequent Loan made to repay a prior Loan; and (3) the proceeds of the sale of any Company

Stock held as collateral for a Loan. Such contribution and earnings must be accounted for separately by the Plan until the Loan is repaid.

                  (b) Company Stock released by reason of the payment of principal or interest on a Loan from amounts allocated to Participants' Other Investments Accounts or Company Other Investments Accounts shall immediately upon payment be allocated as set forth in Sections 7.2 and 7.4 to the corresponding Company Stock or Company Stock Contribution Accounts.

                  (c) The Company shall contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any such Loan as they are due, provided however that no such contributions shall exceed the limitations in Section 7.5. In the event that such contributions by reason of the limitations in Section 7.5 are insufficient to enable the Trust to pay principal and interest on such Loan as it is due, then upon the Trustee's request the Company shall:

                          (1)  Make  a  loan  to  the  Trust  as   described  in
Regulationsss.54.4975(b)(4)(iii), in sufficient amounts to meet such principal and interest payment. Such new Loan shall also meet all requirements of an "exempt loan" within the meaning of Regulations ss.54.4975-7(b)(1)(iii) and shall be subordinated to the prior Loan. Company Stock released from the pledge of the prior Loan shall be pledged as collateral to secure the new Loan. Such Company Stock will be released from this new pledge and allocated to the accounts of the Participants in accordance with applicable provisions of the Plan;

                          (2) Purchase any Company  Stock  pledged as collateral
in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest repayments. Any such sale by the Plan shall meet the requirements of Section 408(e) of ERISA; or

                          (3)       Any combination of the foregoing.

                  (d) The Company shall not, pursuant to the provisions of this subsection, do, fail to do or cause to be done any act or thing which would result in a disqualification of the Plan as an employee stock ownership plan under the Code.

                  (e) Except as provided in sections 6.3 and 6.4 below, and notwithstanding any amendment to or termination of the Plan which causes it to cease to qualify as an employee stock ownership plan within the meaning of
Section 4975(e)(7) of the Code, or any repayment of a loan, no shares of Company

Stock acquired with the proceeds of a Loan obtained by the Trust to purchase Company Stock may be subject to a put, call or other option, or buy-sell or similar arrangement while such shares are held by and when distributed from the Plan.

         6.3 Right of First Refusal. Shares of Company Stock purchased with the proceeds of a Loan and distributed by the Trustee may be subject to a "right of first refusal." Such a "right" shall provide that prior to any subsequent transfer, the shares must first be offered in writing to the Company at a price equal to the greater of (1) the then fair market value of such shares of Company Stock as determined in accordance with Section 5.2, or (2) the purchase price offered by a buyer, other than the Company or Trustee, making a good faith (as determined by the Committee) offer to purchase such shares of Company Stock. The Trust or the Company, as the case may be, may accept the offer as to part or all of the Company Stock at any time during a period not exceeding 14 days after receipt of such offer by the Trust, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer. Any installment purchase shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest as determined by the Committee. If the offer is not accepted by the Trust, or the Company, or both, then the proposed transfer may be completed within a reasonable prior following the end of the 14 day period, but only upon terms and conditions of the third party buyer's prior offer. Shares of Company Stock which are publicly traded within the meaning of Code Section 409(h)(1)(B) at the time such right may otherwise be exercised shall not be subject to this "right of first refusal."

         6.4      Put Option.

                  (a) Shares of Company Stock acquired by the Trust shall be subject to a "put" option at the time of distribution, provided that at such time the shares are not readily tradable on an established market within the meaning of Section 409(h)(1)(B) of the Code. The "put" option shall be exercisable by the Participant or his Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of the Participant's or Beneficiary's death. The "put" option shall provide that for a period of at least 60 days following the date of distribution of the Company Stock, the holder of the option shall have the right to cause the Company, by notifying the Committee in writing, to purchase such shares at their fair market value (as determined pursuant to Section 5.2). If the "put" option is not exercised within such 60-day period, the option shall be exercisable for an additional period of 60 days in the following Plan Year. The Committee may give the Trustee the option to assume the rights and obligations of the Company at the time the "put" option is exercised, insofar as the repurchase of Company Stock is concerned.

                  (b) If the entire Adjusted Balance of a Participant's Accounts is distributed to the Participant within one taxable year, payment of the price of the Company Stock purchased pursuant to an exercised "put" option shall be made in five substantially equal annual payments and the first installment shall be paid not later than 30 days after the Participant exercises the "put" option.

The Plan will provide adequate security and pay a reasonable rate of interest on amounts not paid after 30 days. If the entire Adjusted Balance of a
Participant's Accounts is not distributed to him within one taxable year, payment of the price of the Company Stock purchased pursuant to an exercised "put" option shall be made in a single lump sum not later than 30 days after the Participant exercises the "put" option.

         6.5  Continuation  of Rights or Put  Option.  The  rights  set forth in
Section 6.2(d) and the "put" option provided for by Section 6.4 are nonterminable and shall continue to apply to shares of Company Stock purchased by the Trustee with the proceeds of a Loan as described herein or to shares of Company Stock distribute hereunder notwithstanding the repayment of the Loan or any amendment to, or termination of, this Plan which causes the Plan to cease to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

                                   ARTICLE VII
                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

         7.1 Separate Accounts. Separate Company Stock Accounts and Other Investments Accounts will be established to reflect Participants' interests under the Plan. Records shall be kept by the Committee from which can be determined the portion of each Other Investments Account which at any time is available to meet obligations under a Loan in accordance with Section 6.1 and the portion which is not so available.

         7.2 Company Stock. The Company Stock Account maintained for each Participant will be credited with his allocable share determined under Section
7.4 of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with the forfeitures of Company Stock, and with any stock dividends on Company Stock allocated to his Company Stock Account to the extent such dividends are not distributed pursuant to
Section 8.8. Company Stock acquired by the Trust with the proceeds of a Loan obtained pursuant to Article VI shall be allocated to the Company Stock Accounts of Participants according to the method set forth in Section 7.4, as the Company Stock is released from Suspense Accounts as provided for in Section 6.1.

         7.3 Other Investments. The Other Investments Account maintained for each Participant will be credited (or debited) with its allocable shares as determined under Section 7.8 of the net income (or loss) of the Trust, with any cash dividends on Company Stock allocated to his Company Stock Accounts to the extent such dividends are not distributed to the Participant or applied to the repayment of principal or interest of a Loan pursuant to Section 8.8, with Company Contributions which have not been used to make principal and interest payments on a Loan or other Debt or to purchase Company Stock and with forfeitures in other than Company Stock. Each Other Investments Account will be debited for its share of any payments for the acquisition of Company Stock for the benefit of the Participants' Company Stock Accounts and for any repayment of principal or interest on any Loan or other Debt chargeable to Participants' Company Stock Accounts; provided that only the portion of each Other Investments Account which is available to meet obligations under Loans shall be used to pay principal or interest on a Loan.

         7.4 Allocations of Company Contributions and Forfeitures. The Company Stock and other investments held in the Company Contribution Accounts under the Plan, and forfeitures incurred under the Plan for each Plan Year, shall be allocated as of the last day of such Plan Year (even though receipt of the Company Contributions by the Trustee may take place after the close of such
Year) among the Company Stock and Other Investments Accounts of all Participants who, during the course of such Plan Year; (i) completed at least 1,000 Hours of Service and were employed by the Company on the last day of such Plan Year; (ii) retired on or after their Normal Retirement Dates; (iii) died; or (iv) became disabled as defined in Section 8.3. Such allocation shall be in the ratio that each Participant's Compensation (as defined in Section 2.12 of the Plan) during the Plan Year bears to the total Compensation during such Plan Year of all Participants entitled to share in such allocation. Notwithstanding the preceding provisions of this Section, in no event shall an allocation be made to the Account of any Participant, for any Limitation Year, which would cause: (a) Annual Additions to the accounts of such Participant to exceed the Maximum Permissible Amount for that Year (except as permitted in Section 7.5); or (b) the sum of the defined benefit plan fraction (as defined in Section 7.5) and the defined contribution plan fraction (as defined in Section 7.5) to exceed one for such Participant for that Year.

         7.5      Maximum Allocation.

                  (a) Except as provided in paragraphs (b) and (c) below, the allocations to the accounts of any Participant in any Limitation Year shall be limited so that the Participant's Annual Additions for such Year do not exceed the Maximum Permissible Amount.

                  (b) If no more than one-third of the Company Contribution for a Limitation Year that are deductible as principal or interest payments on a Loan, pursuant to the provisions of Section 404(a)(9) of the Code, are allocated to Highly Compensated Participants, then the limitations imposed by subsection
(a) or (b), whichever is applicable, shall not apply to:

                          (i)  Forfeitures of Company Stock if the Company Stock
was acquired with the proceeds of a Loan, or

                          (ii)  Company  Contributions  that are  deductible  as
interest payments on a Loan under Section 404(a)(9)(B) of the Code and charged against a Participant's Account.

                  (c) If the foregoing limitation on allocations would be exceeded in any Limitation Year for any Participant as a result of the allocation of forfeitures under the Plan, reasonable error in estimating a Participant's Compensation, or under such other limited facts and circumstances that the Commissioner of the Internal Revenue Service, pursuant to Regulations ss.1.415-6(b)(6), finds justify the availability of this Section 7.5, the amount in excess of the limits of this Section 7.5 shall be placed, unallocated to any Participant, in a Limitation Account. If a Limitation Account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the Limitation Account must be allocated to Participants' Accounts (subject to the limits of this Section 7.5) before any Company Contributions which would constitute Annual Additions may be made to the Plan for that Limitation Year. The excess amount allocated pursuant to this Section 7.5(d) shall be used to reduce Company Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the Participants in the Plan. The Limitation Account will not share in the valuation of Participants' Accounts and the allocation of earnings set forth in Section 7.8 of the Plan, and the change in fair market value and allocation of earnings attributable to the Limitation Account shall be allocated to the remaining accounts hereunder as set forth in Section 7.5.

                  (d) Upon termination of the Plan, any amounts in a Limitation Account at the time of such termination shall revert to the Company.

                  (e) In the event that any Participant under this Plan is also a Participant in a defined benefit plan (as defined in Section 415(k) of the Code) maintained by the Company or a Related Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year with respect to such Participant shall not exceed one. The "defined benefit plan fraction" for any Limitation Year for a Participant means a fraction, the numerator of which is the projected annual benefit of the Participant under all defined benefit plans maintained by the Company or a Related Employer determined as of the close of the Limitation Year and the denominator of which is the lesser of (a) the product of 1.25 and the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Year, or
(b) the product of 1.4 and the amount taken into account under Section 415(b)(1)(B) of the Code for the Participant for such Year. The "defined contribution plan fraction" for any Limitation Year for any Participant is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under the Plan and to the accounts under all Related Plans as of the close of the Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Year and for each prior Year of Service with the Company or an Affiliate: (A) the product of 1.25 of the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Year (determined without regard to Section 415(c)(6) of the Code), and (B) the product of 1.4 and the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant for such Year.

                  (f) If a Participant shall be entitled to receive an allocation under this Plan and any Related Plan and, in the absence of the limitations contained in this and Section 7.6, the Company would have contributed or allocated to the Account of any Participant an amount for a Limitation Year that would have caused the Annual Additions to the Account of a Participant to exceed the Maximum Permissible Amount for such Year, then the contributions or allocations under such Related Plan shall be reduced prior to any reduction in contributions or allocations made with respect to the Participant under this Plan to the extent necessary so that the allocations of such Annual Additions does not exceed the Maximum Permissible Amount.

                  (g) Any reduction in the contributions and allocations under this Plan made with respect to a Participant's Accounts required pursuant to this Section 7.5 and Section 415 of the Code shall be effected, to the minimum extent necessary, by reducing the Company Contributions that would have been made by the Company for the applicable Plan Year with respect to such Participant.

                  (h) The provisions of this Section shall be interpreted by the Committee, in the administration of the Plan, to reduce contributions and allocations (as required by this Section) only to the minimum extent necessary to reflect the requirements of Section 415 of the Code, as amended and in force from time to time, and Regulations promulgated pursuant to that Section, which are incorporated by reference herein.

         7.6      Vesting.

                  (a) Each Participant shall have a vested interest in the Adjusted Balance of his Company Stock and Other Investments Accounts in accordance with the following formula:

       Years of                 Vested               Forfeitable
       Service                Percentage              Percentage
       -------                ----------              ----------

          1                       20%                    80%
          2                       40%                    60%
          3                       60%                    40%
          4                       80%                    20%
      5 or more                  100%                     0%


                  (b) On reaching his Normal Retirement Date, a Participant shall be one hundred percent (100%) vested in the Adjusted Balance of his Company Stock and Other Investments Accounts.

                  (c) In the event a Participant dies or becomes disabled within the meaning of Section 8.3 while an Employee, he shall be one hundred percent (100%) vested in the Adjusted Balance of his Company Stock and Other Investments Accounts as of the date of his death or disability.

                  (d) In the event the Plan is terminated or upon the complete discontinuance of Company Contributions to the Plan, each Participant shall become one hundred percent (100%) vested in the Adjusted Balance of his Company Stock and Other Investments Accounts if such event occurs (1) in the case of a Participant who does not have a vested interest in his Accounts, while the Participant is an Employee, and (2) in the case of a Participant who has a vested interest in his Accounts, prior to the time the Participant incurs a one-year Break in Service.

          7.7 Net Income (or Loss) of the Trust. Any dividends received in respect of Company Stock allocated to Company Stock Accounts of Participants or Company Stock Contribution Account shall be credited upon receipt (to the extent not distributed or applied to the repayment of principal or interest on a Loan pursuant to Section 8.8) to the applicable Company Stock Account or Company
Stock Contribution Account in the case of stock dividends, or to the corresponding Other Investments or Company Other Investments Contributions Account in the case of cash dividends. The net income (or loss) of the Trust for each Plan Year will be determined as of each Valuation Date. Each Participant's share of the net income (or loss) will be allocated to his Other Investments Account in the ratio which the balance of such Account on the preceding Anniversary Date (reduced by the amount of any distribution from such Account) bears to the sum of such balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of the Trust Fund (other than Company Stock, except as provided below), interest income, dividends and other income (or loss) attributable to the Trust Fund (other than allocated Company Stock) since the preceding Valuation Date but net income (or loss) shall not include Company contributions or forfeitures. Any dividends on unallocated Company Stock and any proceeds of sales of unallocated Company Stock, to the extent such proceeds are not used to pay principal or interest on a Loan, shall be considered net income for the Trust for the Plan Year and allocated to the Company Other Investments
Contribution Account. Net income (or loss) attributable to any Limitation Account established under Section 7.4 shall be allocated to the Other Investments Accounts of Participants in the manner set forth in the third sentence of this Section, and the Limitation Account shall not share in the allocation of Net Income (or loss) of the Trust under this Section.

          7.8 Accounting for Allocations. The Committee shall adopt accounting procedures for the purposes of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article. Except as provided in Regulations ss. 54.4975-11(d), Company Stock acquired by the Plan shall be accounted for as provided under Regulations ss. 1.402(a)-1(b)(2)(ii), allocations of Company Stock shall be made separately for each class of stock, and the Committee shall maintain adequate records of the cost basis of all shares of Company Stock allocated to each Participant's Company Stock Account. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Section. Annual valuations of Trust Assets shall be made at fair market value, as described in Section 5.2 above.

          7.9 Special Allocation Provisions. Whenever an account balance is distributable in installments, the undistributed balance of such account shall participate in the valuation provided in Section 7.7 until fully distributed. In lieu of such participation, however, upon the written request of the former Participant or Beneficiary entitled to receive such installments, received by the Committee prior to the payment of the first installment, the Adjusted Balances of his accounts shall be deposited in the name of the Trustee in a savings account or certificate of deposit in a national or state bank or in a federal savings and loan association and earn and be credited with such earnings (at not less than the current rate of earnings paid thereon by the depository).

Any amounts deposited pursuant to this Section 7.9 and any earnings thereon shall be disregarded in computing the fair market value of trust assets to be allocated under Section 7.7 of the Plan and the earnings shall be payable to such former Participant or Beneficiary with payment of the aforementioned installments. Any expenses incurred by the Trustee and the Committee as the result of any deposit made pursuant to this Section shall be payable from the accounts of the former Participant or Beneficiary from whom such deposit was made.

          7.10    Special Limitations on Allocations.

                  (a) Notwithstanding the foregoing provisions of this Article, if more than one-third of Company Contributions for a Plan Year which are deductible under Section 404(a)(9) of the Code would be allocated, in the aggregate, to the Accounts of Highly Compensated Participants then such allocations to the Accounts Highly Compensated Participants shall be reduced, pro rata, in an amount sufficient to reduce the amounts allocated to the Accounts of such Participants to an amount not in excess of one-third of such deductible contributions with respect to such Plan Year. Any contributions which are prevented from being allocated due to the restriction contained in this Section 7.10 shall be allocated pursuant to Section 7.4 as though those Highly Compensated Participants did not participate in the Plan.

                  (b) Notwithstanding the foregoing provisions of this Article, in the event that the Trustee acquires shares of Company Stock transaction to which Section 1042 of the Code applies, then, in accordance with the Regulations, such Shares shall not be allocated, directly or indirectly, to any Participant described in Section 409(n)(1) of the Code for the duration of the "nonallocation period" (as defined in Section 409(n)(3)(C) of the Code). Where any shares of Company Stock are prevented from being allocated due to the prohibition contained in the allocation of contributions otherwise provided under Section 7.4 shall be adjusted to reflect such result.

                                  ARTICLE VIII
           RETIREMENT PAYMENTS, DISABILITY PAYMENTS AND OTHER BENEFITS

          8.1 Payments on Retirement. A Participant who attains his Normal Retirement Date and continues to be an Employee shall continue to share in the allocation of Company Contributions and of forfeitures under the Plan. Upon the retirement of a Participant at or after his Normal Retirement Date the Committee shall notify the Trustee in writing of the Participant's retirement and shall direct the Trustee to make payment of the Adjusted Balance of the Participant's Accounts as of the Valuation Date coinciding with or immediately preceding the distribution commencement date pursuant to Section 8.6, in a method provided in the Plan.

          8.2     Payments on Death.

                  (a) Upon the death of a Participant, the Committee shall promptly notify the Trustee in writing of the Participant's death and the name of his Beneficiary and shall direct the Trustee to make payments of the Adjusted Balance of the Participant's accounts as of the Valuation Date coinciding with or immediately preceding the date of distribution to his Beneficiary pursuant to
Section 8.6, in a method provided in the Plan.

                  (b) Each unmarried Participant or each married Participant whose surviving Spouse has consented to any alternate Beneficiary or an alternate method of payment as provided in subsection (c), shall have the right to designate, by giving a written designation to the Committee, (i) a person or entity as Beneficiary to receive the death benefit provided under this Section
8.2 and (ii) the method of payment of such death benefit to his Beneficiary pursuant to Section 8.6. Successive designations may be made, and the last designation received by the Committee prior to the death of the Participant shall be effective and shall revoke all prior designations. If a designated Beneficiary shall die before the Participant, his interest shall terminate, and, unless otherwise provided in the Participant's designation, if the designation included more than one Beneficiary, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Participant. A Participant to whom this subsection applies shall have the right to designate different Beneficiaries to receive the Adjusted Balance in the Participant's various accounts under the Plan.

                  (c) The Beneficiary of each Participant who is married shall be the surviving Spouse of such Participant and the death benefits of any Participant who is married shall be paid in full to his surviving Spouse in a single lump sum. Notwithstanding the preceding sentence, the death benefits provided pursuant to subsection (a) shall be distributed to any other Beneficiary designated by a married Participant as provided in subsection (b), if the Participant's surviving Spouse consented to such designation, prior to the date of the Participant's death, in writing. Such a consent must acknowledge the effect of the election and designation and the identity of any nonsurviving Spouse Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, and must be witnessed by a representative of the Plan or a notary public. Consent of a Participant's surviving Spouse shall not be required if the Participant established to the satisfaction of the Committee that consent may not be obtained because there is no surviving Spouse or the surviving Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by Regulations. The Participant may not subsequently change the method of distribution elected by the Participant or the designation of his Beneficiary unless his surviving Spouse consents to the new elections or designation in accordance with the requirements set forth in the preceding sentence, or unless the surviving Spouse's consent permits the Participant to change the election of method of payment or the designation of his Beneficiary without the Spouse's further consent. A surviving Spouse's consent shall be irrevocable. Any consent by a surviving Spouse, or establishment that the consent of the surviving Spouse may not be obtained, shall be effective only with respect to that surviving Spouse.

                  (d) The Committee may determine the identity of the distributees and in so doing may act and rely upon any information it may deem reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any evidence believed by it sufficient.

          8.3 Payments on Disability. Upon the termination of a Participant's employment with the Company by reason of a disability, the Committee shall notify the Trustee in writing of said disability termination, and shall direct the Trustee to make payment of the Adjusted Balance of the Participant's accounts as of the Valuation Date coinciding with or immediately preceding the distribution commencement date under Section 8.6 in a method provided in the Plan. For purposes of this section "disability" means a physical or mental condition which is expected to render the Participant permanently unable to perform his usual duties or any comparable duties for the Company. The determination of the existence of such disability shall be made by the Committee and shall be final and binding upon the Participant and all other parties. The Committee may require the submission of such medical evidence as it may deem necessary in order to arrive at its determination. The Committee's determination of the existence of a disability will be made with reference to the nature of the injury without regard to the period the Participant is absent from work.

          8.4 Payments on Termination for Other Reasons. Upon the termination of a Participant's employment with the Company for any reason (whether before, on, or after his Early Retirement Date) other than retirement on or after his Normal Retirement Date, or permanent disability, the Committee shall notify the Trustee to make payment of the vested portion of the Adjusted Balance of his Accounts, if any, as of the Valuation Date coinciding with or next preceding the distribution commencement date determined under Section 8.6, in a method provided in the Plan. The vested portion of a Participant's Accounts shall be determined in accordance with Section 7.7 of the Plan. The nonvested portion of the Adjusted Balance of his Accounts shall be retained in his Accounts until a period has elapsed sufficient to determine whether he will be reemployed or will incur five consecutive one-year Breaks in Service. If he is reemployed before he incurs five consecutive one-year Breaks in Service, his Accounts will continue to vest; if he incurs five consecutive one-year Breaks in Service, the amount in such Accounts shall be deemed a forfeiture as of the last day of the Plan Year in which the Participant incurs the last of the five consecutive one-year Breaks in Service. The amount of any such forfeiture shall be first deducted from the

Participant's Other Investments Account. If forfeitures of the Participants' Other Investments Account are not sufficient to reduce the fair market value of the vested portion of the Adjusted Balances of his Accounts to the percentage of the total value of his Accounts determined under this Section, the remainder of the forfeitures shall be deducted from the Participant's Company Stock Account. If a Participant's Company Stock Account includes more than one class of Company Stock, the forfeiture will consist of the same proportion of each class of stock. All forfeitures will be applied in the same manner described in Section
7.4 as of the end of the Plan Year in which the last of five consecutive one-year Breaks in Service resulting in forfeiture occurs. If a Participant incurs a Break in Service, is rehired before incurring five consecutive one-year Breaks in Service and subsequently incurs another Break in Service under circumstances in which he is not fully vested in his Accounts, the portion of his Accounts distributable upon the date of his later one-year Break in Service shall be calculated as follows:

                  (i) the amount distributed to the Participant from his Accounts upon his earlier Break in Service shall be added to the Adjusted Balance of his Accounts;

                  (ii) the amount determined under paragraph (i) shall be multiplied by the vested percentage as of the date of his later termination of employment determined under
                           Section 7.7; and

                  (iii) the amount distributed to the Participant upon his earlier Break in Service shall be deducted from the product calculated under paragraph (ii) to determine the amount distributable upon his later Break in Service.

          8.5 Property Distributed. Distribution of the vested portion of the Adjusted Balance of a Participant's Accounts under the Plan will be made in whole shares of Company Stock. To the extent a distribution is to be made in Company Stock, any cash or other property in the Participant's Other Investments Accounts will be used to acquire Company Stock for distribution. The right of a Participant to receive a distribution in whole shares of Company Stock pursuant to this Section 8.5 shall not apply to the extent the Participant is a Qualified Participant who makes a valid and timely election for a distribution pursuant to
Section 8.9 below. Notwithstanding the foregoing, if applicable corporate charter or bylaw provisions restrict ownership of substantially all outstanding shares of Company Stock to Employees or to a plan or trust described in Section 401(a) of the Code, then any distribution shall be in cash. Notwithstanding anything herein to the contrary, if any shares of Company Stock in a Participant's Accounts are issued by a bank described in Section 409(h)(3) of the Code, distribution shall be made, at the Participant's election, in cash or Shares.

          8.6     Methods of Payments.

                  (a) Whenever the Committee shall direct the Trustee to make payment to a Participant or his Beneficiary upon termination of the Participant's employment (whether by reason of retirement, death, disability or for other reasons), the Committee shall direct the Trustee to pay the vested portion of the Adjusted Balance of his Accounts, if any, to or for the benefit of the Participant or his Beneficiary, in either of the following ways as the Participant (or, if a deceased former Participant shall have failed to select a method of payment, as his Benefit) shall determine;

                           (i) In a lump sum; provided that distribution of Company Stock shall be valued at its fair market value on the date of such distribution as determined pursuant to
                                    Section 5.2; or

                           (ii)     Subject  to  Section  8.2,  in  installments
                                    payable  in  substantially   equal  amounts,
                                    continuing over a period that complies with subsection (d) below, but in no event over a period exceeding ten years in the case of a Participant whose termination occurs prior to age 65.

         If the selection of a method of payment is not made within 90 days prior to the distribution date determined under subsection (b), payment shall be made in a lump sum.

                  (b) Payment under this Section shall be made or commence as follows:

                           (i) In the case of a Participant whose employment terminated due to death, disability, retirement or termination of employment, not more than 60 days after the end of the Plan Year in which the employment of the Participant terminates, unless the Participant, or his Beneficiary in the event of his death, agrees to a later date. Notwithstanding the preceding sentence, however, if the Participant's Account balances at the time for any distribution exceed $3,500, then neither such distribution nor any subsequent distribution shall be made to the Participant at any time before his 65th birthday without his written consent.

                           (ii) If a Participant terminates service and the value of his Account balances does not exceed (or at the time of any prior distribution has not exceeded) $3,500, the Participant shall receive a distribution of the entire value of his Account balances as soon as administratively feasible. For purposes of this Section 8.6(b)(ii), if the value of the Participant's Account balances is zero, the Participant shall be deemed to have received a distribution of such Account balances.

                  (c) Notwithstanding the provisions of paragraph (b) of this Section, unless a Participant, or his Beneficiary in the event of his death, otherwise elects, the payment of benefits under the Plan will begin not later than 60 days after the last day of the Plan Year in which last of the following events occur:

                                    (i)      the date on which  the  Participant
                                             attains the age of 65;

                                    (ii)     the tenth  anniversary  of the date
                                             on which the Participant  commenced
                                             participation in the Plan; or

                                    (iii)    the date on which the Participant's
                                             employment    with   the    Company
                                             terminates.

                  (d) Notwithstanding the provisions of subsection (b) and (c) other than those that require the consent of a Participant to a distribution of the Adjusted Balance of his Accounts in excess of $3,500:

                                    (i)      A  Participant  may always elect to
                                             have the payment of benefits  begin
                                             not later  than one year  after the
                                             close of the Plan Year (x) in which
                                             the   Participant   separates  from
                                             service by reason of the attainment
                                             of  his  Normal   Retirement  Date,
                                             disability,  or death or (y)  which
                                             is the fifth  Plan  Year  following
                                             the   Plan   Year  in   which   the
                                             Participant   otherwise   separates
                                             from service.

                                    (ii)     Unless  the  Participant  otherwise
                                             elects,  the  distribution  of  the
                                             Adjusted  Balance  of his  Accounts
                                             will  be  in  substantially   equal
                                             annual  or more  frequent  payments
                                             over a period not  longer  than the
                                             greater of (1) five  years,  or (2)
                                             in the  case of a  Participant  the
                                             Adjusted  Balance of whose Accounts
                                             exceeds  $710,000,  five years plus
                                             one  additional  year (but not more
                                             than  five  additional  years)  for
                                             each  $140,000 or fraction  thereof
                                             by  which  such  Adjusted   Balance
                                             exceeds   $710,000.    The   dollar
                                             amounts contained in this paragraph
                                             (ii)  shall  be   adjusted  by  the
                                             Secretary of the Treasury  pursuant
                                             to Section 409(o)(2) of the Code.

                  (e)   Notwithstanding   anything  to  the  contrary  contained
elsewhere in the Plan:

                                    (i)      A Participant's  benefits under the
                                             Plan will:

                                             (1) be distributed to him not later
                                             than the Required Distribution Date
                                             (as defined in  subsection  (iii)),
                                             or

                                             (2) be  distributed  commencing not
                                             later     than     the     Required
                                             Distribution   Date  in  accordance
                                             with regulations  prescribed by the
                                             Secretary  of the  Treasury  over a
                                             period  not  extending  beyond  the
                                             life  expectancy of the Participant
                                             or  the  life   expectancy  of  the
                                             Participant and his Beneficiary.

                                    (ii)     (1) If the  Participant  dies after
                                             distribution has commenced pursuant
                                             to subsection (i)(2) but before his
                                             entire  interest  in the  Plan  has
                                             been  distributed  to him, then the
                                             remaining  portion of that interest
                                             will be  distributed  at  least  as
                                             rapidly  as  under  the  method  of
                                             distribution   being   used   under
                                             subsection  (i)(2)  at the  date of
                                             his death.

                                             (2) If the Participant  dies before
                                             distribution has commenced pursuant
                                             to subsection (i)(2),  then, except
                                             as provided in subsections  (ii)(3)
                                             and (ii)(4), his entire interest in
                                             the Plan will be distributed within
                                             five years after his death.

                                             (3)  Notwithstanding the provisions
                                             of  subsection   (ii)(2),   if  the
                                             Participant       dies       before
                                             distribution has commenced pursuant
                                             to  subsection  (i)(2)  and  if any
                                             portion of his interest in the Plan
                                             is  payable   (A)  to  or  for  the
                                             benefit  of a  Beneficiary,  (B) in
                                             accordance     with     Regulations
                                             prescribed  by the Secretary of the
                                             Treasury    over   a   period   not
                                             extending     beyond    the    life
                                             expectancy of the Beneficiary,  and
                                             (C)  beginning  not later  than one
                                             year   after   the   date   as  the
                                             Secretary   of  the   Treasury  may
                                             prescribe by Regulations,  then the
                                             portion   referred   to   in   this
                                             subsection (ii)(3) shall be treated
                                             as distributed on the date on which
                                             such distribution begins.

                                             (4)  Notwithstanding the provisions
                                             of subsections (ii)(2) and (ii)(3),
                                             if the  Beneficiary  referred to in
                                             subsection (ii)(3) is the spouse of
                                             the Participant, then

                                                     (A)       the date on which
                                                               the distributions
                                                               are  required  to
                                                               begin       under
                                                               subsection
                                                               (ii)(3)(C)     of
                                                               this      Section
                                                               shall    not   be
                                                               earlier  than the
                                                               date on which the
                                                               Participant would
                                                               have attained age
                                                               70 1/2, and

                                                     (B)       if   the   spouse
                                                               dies  before  the
                                                               distributions  to
                                                               that       spouse
                                                               begin,  then this
                                                               subsection
                                                               (ii)(4)  shall be
                                                               applied as if the
                                                               surviving  spouse
                                                               were          the
                                                               Participant.

                                             (iii)  For  purposes  of  paragraph
                                             (h), the Required Distribution Date
                                             means  October  1 of  the  calendar
                                             year following the calendar year in
                                             which the  Participant  attains age
                                             70 1/2.

                                             (iv)  For  purposes  of  subsection
                                             (e),  the  life   expectancy  of  a
                                             Participant  and his  spouse may be
                                             redetermined,    but    not    more
                                             frequently than annually.

                                             (v) A  Participant  may not elect a
                                             form of  distribution  pursuant  to
                                             subsection  (i) providing  payments
                                             to a Beneficiary  who is other than
                                             his  spouse  unless  the  actuarial
                                             value of the  payments  expected to
                                             be paid to the  Participant is more
                                             than 50% of the actuarial  value of
                                             the total  payments  expected to be
                                             paid    under    such    form    of
                                             distribution.

                                             (vi) No Participant shall receive a
                                             distribution  under   circumstances
                                             that would impose an additional tax
                                             on such  distribution  pursuant  to
                                             Section  72(t) of the  Code  unless
                                             and  until   that   individual   is
                                             notified    in   writing   by   the
                                             Committee   of  the   tax  and  the
                                             individual, by writing delivered to
                                             the Committee, acknowledges receipt
                                             of the  notification  and  requests
                                             the distribution.

                                    (f)      (i) This subsection  8.6(f) applies
                                             to  distributions  made on or after
                                             January  1,  1993.  Notwithstanding
                                             any  provision  of the  Plan to the
                                             contrary that would otherwise limit
                                             a Distributee's election under this
                                             subsection,   a   Distributee   may
                                             elect,  at  the  time  and  in  the
                                             manner   prescribed   by  the  Plan
                                             Administrator,  to have any portion
                                             of     an     Eligible     Rollover
                                             Distribution  paid  directly  to an
                                             Eligible  Retirement Plan specified
                                             by  the  Distributee  in  a  Direct
                                             Rollover.

                           (ii)              Definitions.

                                    (A)      "Eligible Rollover Distribution" is
                                             any  distribution  of  all  or  any
                                             portion  of  the   balance  to  the
                                             credit of the  Distributee,  except
                                             that    an    Eligible     Rollover
                                             Distribution does not include:  Any
                                             distribution   that  is  one  of  a
                                             series   of   substantially   equal
                                             periodic    payments    (not   less
                                             frequently  than annually) made for
                                             the life (or  life  expectancy)  of
                                             the  Distributee or the joint lives
                                             (or joint life expectancies) of the
                                             Distributee  and the  Distributee's
                                             designated  Beneficiary,  or  for a
                                             specified  period  of ten  years or
                                             more;  any   distribution   to  the
                                             extent   such    distribution    is
                                             required under Section 401(a)(9) of
                                             the Code;  and the  portion  of any
                                             distribution that is not includible
                                             in gross income (determined without
                                             regard  to the  exclusion  for  net
                                             unrealized     appreciation    with
                                             respect to employer securities).

                                    (B)      "Eligible  Retirement  Plan"  is an
                                             individual    retirement    account
                                             described in Section  408(b) of the
                                             Code,  an   individual   retirement
                                             annuity described in Section 403(a)
                                             of the Code,  or a qualified  trust
                                             described in Section  401(a) of the
                                             Code,      that     accepts     the
                                             Distributee's   eligible   rollover
                                             distribution.  However, in the case
                                             of     an     Eligible     Rollover
                                             Distribution   to   the   Surviving
                                             Spouse, an Eligible Retirement Plan
                                             is an individual retirement account
                                             or individual retirement annuity.

                                    (C)      "Distributee"  includes an Employee
                                             or former  Employee.  In  addition,
                                             the Employee's or former Employee's
                                             Surviving Spouse and the Employee's
                                             or  former   Employee's  spouse  or
                                             former  spouse who is the alternate
                                             payee  under a  qualified  domestic
                                             relations   order,  as  defined  in

                                             Section  414(p)  of the  Code,  are
                                             Distributees  with  regard  to  the
                                             interest  of the  spouse  or former
                                             spouse.

                                             (D) "Direct  Rollover" is a payment
                                             by  the   Plan   to  the   Eligible
                                             Retirement  Plan  specified  by the
                                             Distributee.

          8.7 Administrative Powers Relating to Payments. If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is in the opinion of the Committee unable properly to attend to his personal financial matters, the Trustee may make such payments in such of the following ways as the Committee shall direct:

                  (i)      directly to such Participant or Beneficiary;

                  (ii) to the legal representative of such Participant or Beneficiary; or

                  (iii) to some relative by blood or marriage, or friend, for the benefit of such Participant or Beneficiary.

          Any payment made pursuant to this section shall be in complete discharge of the obligation therefor under the Plan.

          8.8 Dividends. Any cash dividends received by the Trustee on Company Stock allocated to the Accounts of Participants (or former Participants or Beneficiaries) may be applied to the repayment of principal or interest on a Loan, retained in the Participants' applicable accounts or paid to such Participants, former Participants or Beneficiaries (in a nondiscriminatory manner) at the sole discretion of the Committee; provided that any current payment in cash must be paid to Participants, Former Participant or Beneficiaries within 90 days after the close of the Plan Year in which the dividend is received by the Trustee. Any such payment of cash dividends on shares of Company Stock shall be accounted for as if the Participant or former Participant receiving such dividends was the direct owner of such shares of Company Stock and such payment shall not be treated as a distribution under the Plan. In the event that cash dividends paid with respect to shares allocated to the Accounts of a Participant are applied to the repayment of principal or interest on a Loan, shares of Company Stock released thereby from the Suspense Account shall be allocated to the Accounts of each Participant in proportion to the value of the dividends otherwise allocable to such Participant's Accounts. Any cash dividends paid with respect to unallocated Company Stock shall be applied to the repayment of principal or interest on a Loan.

          8.9     Diversification of Investments.

                  (a) Notwithstanding any other provisions of the Plan or the Trust, each Qualified Participant in the Plan may elect within 90 days after the close of each Plan Year in the Qualified Election Period, by written instrument delivered to the Committee, to direct the investment of not more than 25% (in whole multiples of 1%) of the Participant's Adjusted Balance of his Accounts in the Plan (to the extent that such portion exceeds the amount to which a prior election under this Section applies). In the case of an election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "50%" for "25%." The Committee shall direct the Trustee to invest the Accounts of Qualified Participants pursuant to their valid and timely elections within 90 days after the last day of the period during which the election can be made. Notwithstanding the foregoing, a Qualified Participant shall not be entitled to make the election hereunder for a Plan Year within the Qualified Election Period if the fair market value of his Accounts as of the last day of such Plan Year is less than $500.

                  (b)  A  Qualified  Participant's  election  pursuant  to  this
Section 8.9 shall direct the investment of the amount subject to the election among one or more of the three investment options provided by the Trustee from time to time. The Trustee will provide a written description of each such investment option to the Qualified Participant within a reasonable time prior to the Qualified Election Period. Such an investment election shall comply with such rules and regulations as the Committee may prescribe.

                  (c)      Distributions.

                           (1) At the election of a Qualified Participant, the Plan shall distribute the portion of the Participant's Accounts that is covered by the election described in this Section 8.9 within 90 days after the last day of the period during which the election can be made. Such a distribution shall be subject to right of first refusal and "put" option provisions of Sections 6.3 and 6.4 of the Plan. The provisions of this paragraph (1) shall apply notwithstanding any other provisions of the Plan other than those that require the consent of the Participant to a distribution of the Adjusted Balance of his Accounts in excess of $3,500.

                           (2) In lieu of a distribution pursuant to paragraph (1), a Qualified Participant who has the right to receive a cash distribution pursuant to paragraph (1) may direct the Plan to transfer the portion of the Adjusted

                                    Balance of his Accounts that is covered by the election to another qualified plan of the Company that accepts such transfers, provided that the transferee plan permits participant-directed investments and does not invest in Company Stock to a substantial degree. Such a transfer shall be made no later than 90 days after the last day of the period during which the election can be made.


                  (d) The portion of the Adjusted Balance of a Participant's Accounts attributable to Company Stock acquired by the Plan after December 31, 1986, shall be determined by multiplying the number of shares of Stock held in the Accounts by a fraction, the numerator of which is the number of shares acquired by the Plan after December 31, 1986 and allocated to Participant's Accounts (not to exceed the number of shares held by the Plan on the date the Participant becomes a Qualified Participant) and the denominator of which is the total number of shares held by the Plan at the date the Participant becomes a Qualified Participant.

                                   ARTICLE IX
                             VOTING OF COMPANY STOCK

          9.1     Company Common Stock A Voting and Consents.

                  (a) Each Participant is entitled to direct the Trustee as to the manner in which any Company Common Stock allocated to his Company Contribution Account is to be voted. The Company shall furnish the Trustee with notices and information statements when voting rights are to be exercised. The Trustee will notify Participants of each occasion for the exercise of voting rights and will forward copies of any proxy material within a reasonable time after it is secured from the Company. A Participant shall elect to exercise such right by filing written voting instructions with the Trustee at such time and in such form as the Trustee may reasonably specify. Instructions received from Participants by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person including officers, director or employees of the Company. To the extent not inconsistent with its fiduciary obligations under ERISA, the Trustee shall vote shares of Company Stock for which it does not receive timely instructions from Participants, or that have not been allocated to Participants' Accounts, pro rata in accordance with the timely instructions it has received from Participants.

                  (b) Participants will be allowed to direct the voting of fractional shares or fractional rights to shares. This requirement will be satisfied if the Trustee, or such other person or persons as the Trustee may designate, votes the combined fractional shares or rights to shares to the extent possible to reflect the instructions of the Participants holding fractional shares or rights to shares.

                                    ARTICLE X
                               PLAN ADMINISTRATION

          10.1 Company Responsibility. The Company shall be responsible for and shall control and manage the operation and administration of the Plan. It shall be the "Plan Administrator" and "Named Fiduciary" for purposes of ERISA and shall be subject to service of process on behalf of the Plan. The Board may, in its discretion, appoint a Committee of one or more persons, to be known as the "Plan Administrative Committee" to act as the agent of the Company in performing these duties. In the event that the Board chooses not to appoint such a Committee, all references in the Plan to the "Committee" (except for such references in this Section 10.1) shall mean the Board. The members of the Committee shall serve at the pleasure of the Board; they may be officers, directors, or Employees of the Company or any other individuals. Any member may resign by delivering his written resignation to the Board and to the Committee. Vacancies in the Committee arising by resignation, death, removal or otherwise, shall be filled by the Board. The Company shall advise the Trustee in writing of the names of the member of the Committee and of changes in membership from time to time.

          10.2 Powers and Duties of Committee. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. The Committee shall direct the Trustee concerning all payments which shall be made out of the Trust pursuant to the Plan. The Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to questions of eligibility and the status and rights of Participants, Beneficiaries and other persons. Any such determination by the Committee shall presumptively be conclusive and binding on all persons. The regularly kept records of the Company shall be conclusive and binding upon all persons with respect to an Employee's Hours of Service, date and length of employment, time and amount of Compensation and the manner of payment thereof, type and length of any absence from work and all other matters contained therein relating to Employees. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.

          10.3    Organization and Operations of Committee.

                  (a) The Committee shall act by a majority vote of its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting. The signatures of a majority of the members will be sufficient to authorize Committee action. A Committee member shall not participant in discussions of or vote upon matters pertaining to his own participation in the Plan.

                  (b) The Committee may authorize any of its members or any other person to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of such member or person. The Trustee thereafter shall accept and rely upon any document executed by such members or persons as representing action by the Committee, until the Committee shall file with the Trustee a written revocation of such designation.

                  (c) The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs and with the consent of the President of the Company, may appoint such accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan. The Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports which shall be furnished to it by any such accountant, counsel, specialist or other person.

          10.4 Records and Reports of Committee. The Committee shall keep a record of all its proceedings and acts and shall keep all such books of account, records, and other data as may be necessary for proper administration of the Plan. The Committee shall notify the Trustee and the Company of any action taken by the Committee and, when required, shall notify any other interested person or persons.

          10.5 Claims Procedure. Claims for benefits under the Plan shall be made in writing to the Committee. In the event a claim for benefits is wholly or partially denied by the Committee, the Committee shall, within a reasonable period of time, but no later than 90 days after the receipt of the claim, notify the claimant in writing of the denial of the claim. If the claimant shall not be notified in writing of the denial of the claim within 90 days after it is received by the Committee, the claim shall be deemed denied. A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (i) the specific reason or reasons for denial of the claim, (ii) a specific reference to the pertinent Plan provisions upon which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (iv) an explanation of the Plan's review procedure. Within 60 days of the receipt by the claimant of the written notice of denial of the claim, or within 60 days after the claim is deemed denied as set forth above, if applicable, the claimant may file a written request with the Committee that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the Committee. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall render a decision on the claim appeal promptly, but not later than 60 days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the 60 day period may be extended to 120 days. The Committee shall notify the claimant in writing of any such extension. The decision upon review shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

          10.6 Compensation and Expenses of Committee. The members of the Committee shall serve without compensation for services as such, but all reasonable expenses incurred by the Committee incident to the administration of the Plan (including reasonable expenses of litigation involving the Plan and reasonable fees and expenses of its attorneys and agents) shall be borne by, and paid out of the plan assets, except to the extent the Board elects to have such expenses paid directly by the Company.

          10.7 Indemnity of Committee Members. The Company shall indemnify and defend each member of the Committee and each of its other employees against any and all claims, loss, damages, expenses (including reasonable attorneys fees), and liability arising in connection with the administration of the Plan, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member or other employee.

                                   ARTICLE XI
                                TRUST AND TRUSTEE

         11.1 Trust Agreement. A Trust has been created and will be maintained for the purposes of the Plan. All contributions under the Plan will be paid into the Trust. The Trust Fund will be held, invested and disposed of by the Trustee from time to time acting in accordance with the Trust Agreement. All benefits payable under the Plan will be paid from the Trust Fund.

          11.2 Exclusive Benefit of Employees. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement and Section 4.2 of the Plan for the exclusive benefit of those Employees who are Participants under the Plan, including former Employees and their Beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and the Trust, to the extent that such expenses are not otherwise paid by the Company.

          11.3 Trustee. The Company shall appoint a bank or trust company or an individual or individuals to act as Trustee or Trustees under the Trust Agreement. The Trustee shall serve at the pleasure of the Company and its powers and responsibilities shall be set forth in a Trust Agreement entered into between the Company and the Trustee. No person who receives full-time pay from the Company shall receive compensation paid by the Trust Fund except for reimbursement of expenses properly incurred.

                                   ARTICLE XII
                            AMENDMENT AND TERMINATION

          12.1 Amendment of Plan. The Company shall have the right to amend the Plan at any time and from time to time by resolution of its Board of Directors, and all Employees and persons claiming any interest hereunder shall be bound thereby; provided, however, that no amendment shall have the effect of: (i) directly or indirectly divesting the interest of any Participant in any amount that he would have received had he terminated his employment with the Company immediately prior to the effective date of such amendment, of the interest of any Beneficiary as such interest existed immediately prior to the effective date of such amendment; (ii) directly or indirectly affective the vesting schedule set forth in Section 7.7 used to determine the vested interest of a Participant on the effective date of the amendment unless the conditions of Section 203(c) of ERISA are satisfied; (iii) vesting in the Company any right, title or interest in or to any Plan assets, (iv) causing or effecting discrimination in favor of officers, shareholders, or highly compensated Employees; or (v) causing any part of the Plan assets to be used for any purpose other than for the exclusive benefit of the Participants and their Beneficiaries.

          12.2 Voluntary Termination of or Permanent Discontinuance of Contributions to the Plan. The Company expects the Plan to be permanent, but since future conditions affecting the Company cannot be anticipated, the Company shall have the right to terminate the Plan in whole or in part, or to permanently discontinue contributions to the Plan, at any time by resolution of its Board and by giving written notice of such termination or permanent discontinuance, which shall not be earlier than the first day of the Plan Year which includes the date of the resolution.

          12.3 Limitation on Amendment or Termination. Notwithstanding the provisions of Sections 12.1 and 12.2, the Company shall not terminate the Plan or discontinue contributions thereto while any Debt or Loan shall remain outstanding and unpaid in whole or in part, without the prior written consent to any such termination or amendment by all holders and guarantors, if any, of the Plan's obligations under such Debt or Loan.

          12.4 Involuntary Termination of Plan. The Plan shall automatically terminate if the Company is legally adjudicated a bankrupt, makes a general assignment for the benefit of creditors, or is dissolved. In the event of the merger or consolidation of the Company with or into any other corporation, or in the event substantially all of the assets of the Company shall be transferred to another corporation, the successor corporation resulting from the consolidation or merger, or transfer of such assets, as the case may be, shall have the right to adopt and continue the Plan and succeed to the position of the Company hereunder. If, however, the Plan is not so adopted within 90 days after the effective date of such consolidation, merger or sale, the Plan shall automatically be deemed terminated as of the effective date of such transaction.

Nothing in this Plan shall prevent the dissolution, liquidation, consolidation or merger of the Company, or the sale or transfer of all or substantially all of its assets.

          12.5 Payments on Termination of or Permanent Discontinuance of Contribution to the Plan. If the Plan is terminated as herein provided, or if it should be partially terminated, or upon the complete discontinuance of Company contributions to the Plan, the following procedure shall be followed, except that in the event of a partial termination, it shall be followed only in cases of those Participants and Beneficiaries directly affected:

                  (i) The Committee may continue to function, but if it fails to do so, its records, books of account and other necessary data shall be turned over to the Trustee and the Trustee shall act on its own motion as hereinafter provided.

                  (ii) Notwithstanding any other provisions of the Plan, all interests of Participants shall become fully vested and nonforfeitable, provided that, the Accounts of a former Participant who terminated employment prior to the date of Plan termination, who had no vested interest at the date of his termination of employment, and who has incurred a Break in Service of more than one year but less than five years at the date of Plan termination, shall not be vested.

                  (iii)  The   value  of  the  Trust  and  the   shares  of  all
Participants and Beneficiaries shall be determined as of the date of termination or discontinuance.

                  (iv) Distribution to Participants and Beneficiaries shall be made at such time after termination of or discontinuance of contributions to the Plan and by such of the methods provided in Sections 8.5 and 8.6, as the Committee (or the Trustee if no Committee is then acting) in its discretion shall determine (except that distribution shall be made not later than the time specified in Section 8.6(c)).

                                  ARTICLE XIII
                                  MISCELLANEOUS

          13.1 Duty To Furnish Information and Documents. Participants and their Beneficiaries must furnish to the Committee and the Trustee such evidence, data or information as the Committee considers necessary or desirable for the purpose of administering the Plan, and the provisions of the Plan for each person are upon the condition that he will furnish promptly full, true, and complete evidence, data, and information requested by the Committee. All parties to, or claiming any interest under, the Plan hereby agrees to perform any and all acts, and to execute any and all document and papers, necessary or desirable for carrying out the Plan and the Trust.

          13.2 Committee's Annual Statements and Available Information. The Company shall advise Employees of the eligibility requirements and benefits under the Plan. As soon as practicable after making the annual valuations and allocations provided for in the Plan, and at such other times as the Committee may determine, the Committee shall provide each Participant, and each former Participant and Beneficiary with respect to whom an account is maintained, with a statement reflecting the current status of his accounts, including the Adjusted Balance thereof. No Participant, except a member of the Committee, shall have the right to inspect the records reflecting the account of any other Participant. The Committee shall make available for inspection at reasonable times by Participants and Beneficiaries copies of the Plan, any amendments thereto, Plan summary, and all reports of Plan and Trust operations required by law.

          13.3 No Enlargement of Employment Rights. Nothing contained in the Plan shall be construed as a contract of employment between the Company and any person, nor shall the Plan be deemed to give any person the right to be retained in the employ of the Company or limit the right of the Company to employ or discharge any person with or without cause, or to discipline any Employee.

          13.4 Applicable Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in conformity with the laws of South Carolina to the extent that such laws are not preempted by ERISA and valid regulations published thereunder.

          13.5 No Guarantee. Neither the Trustee, the Committee, nor the Company in any way guarantees the Trust Fund from loss or depreciation nor the payment of any money or other assets which may be or become due to any person from the Trust Fund. No Participant or other person shall have any recourse against the Trustee, the Company or the Committee if the Trust Fund is insufficient to provide Plan benefits in full. Nothing herein contained shall be deemed to give any Participant, former Participant, or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and Trust.

          13.6 Unclaimed Funds. Each Participant shall keep the Committee informed of his current address and the current address of his Beneficiary or Beneficiaries. Neither the Company, the Committee nor the Trustee shall be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Committee within three years after the date on which distribution of the Participant's Accounts may first be made, distribution may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Committee is unable to locate any individual who would receive a distribution under the Plan upon the death of the Participant pursuant to Section 8.2 of the Plan, the Adjusted Balance in the Participant's Accounts shall be deemed a forfeiture and shall be used to reduce Company contributions to the Plan for the Plan Year next following the year in which the forfeiture occurs; provided, however, that in the event that the Participant or a Beneficiary makes a claim for any amount which has been so forfeited, the benefits which have been forfeited shall be reinstated.

          13.7 Merger or Consolidation of Plan. Any merger or consolidation of the Plan with another plan, or transfer of Plan assets or liabilities to any other plan, shall be effected in accordance with such regulation, if any, as may be issued pursuant to Section 208 of ERISA, in such a manner that each Participant in the Plan would receive, if the merged, consolidated or transferee plan were terminated immediately following such event, a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before such event.

          13.8 Interest Nontransferable. Except as provided in this Section, no interest of any person or entity in, or right to receive distributions from, the Trust Fund shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims in bankruptcy proceedings. The Account of any Participant, however, shall be subject to and payable in accordance with the applicable requirements of any qualified domestic relations order, as that term is defined in Section 414(p) of the Code, and the Committee shall direct the Trustees to provide for payment from a Participant's Accounts in accordance with such order and with the provisions of Section 414(p) of the Code and any regulations promulgated thereunder.

          13.9 Prudent Man Rule. Notwithstanding any other provisions of this Plan, and the Trust Agreement, the Trustee, the Committee and the Company shall exercise their powers and discharge their duties under this Plan and the Trust Agreement for the exclusive purpose of providing benefits to Employees and their Beneficiaries, and shall act with the care, skill, prudence and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

          13.10 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, none of the Trustee, the Company, the Committee and each individual acting as an employee or agent of any of them shall be liable to any Participant, former Participant or Beneficiary for any claim, loss, liability or expense incurred in connection with the Plan, except when the same shall have been judicially determined to be due to the gross negligence or willful misconduct of such person.

          13.11   Federal and State Security Law Compliance.

                  (a) Each Participant or Beneficiary shall, prior to the transfer of Company Stock to such Participant and Beneficiary, execute and deliver an agreement, in form and substance acceptable to the Committee, certifying such person's intent to hold such Stock and containing such other representations and agreements relating to the Stock as the Committee may reasonably request.

                  (b) The Committee will take all necessary steps to comply with any applicable registration or other requirements of federal or state securities laws from which no exemption is available.

                  (c) Stock certificates distributed to Participants may bear such legends concerning restrictions imposed by federal or state securities law, and concerning other restrictions and rights under the Plan, as the Committee in its discretion may determine.

          13.12 Headings. The headings in this Plan are inserted for convenience of reference only and are not to be considered in construction of the provisions hereof.

          13.13 Gender and Number. Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

          13.14 ERISA and Approval Under Internal Revenue Code. This Plan is intended to constitute an employee stock ownership plan and meet the requirements of Sections 401(a), 409, 501(a) and 4975(d)(3) and (e)(7) of the Code, and Sections 407(d)(6) and 408(b)(3) of ERISA, to the extent applicable, as now in effect or hereafter amended. Any modification or amendment of the Plan may be made retroactively, as necessary or appropriate, to establish and maintain such qualification and to meet any requirements of the Code or ERISA.

          13.15   Extension of Plan to Related Employers.

                  (a) With the approval of the Company, any Related Employer may adopt the Plan and qualify its Employees to become Participants thereunder by taking proper corporate action to adopt the Plan and making such contributions to the Trust Fund as the board of directors of the Related Employer may require.

                  (b) The Plan will terminate with respect to any Related Employer that has adopted the Plan pursuant to this Section if the Related Employer ceases to be a Related Employer, revokes its adoption of the Plan by appropriate corporate action, permanently discontinues its contributions for its Employees, is judicially declared bankrupt, makes a general assignment for the benefit of creditors, or is dissolved. If the Plan is terminated or contributions are discontinued with respect to any Related Employer, the provisions of Section 12.5 shall apply to the interest in the Plan of the Employees of such Related Employer, and their Beneficiaries.

                  (c) The terms "Company" and "Employee" in the Plan shall include any Related Employer that has adopted the Plan pursuant to this Section
13.15 and such Related Employer's Employees; provided, however, that the term "Company" shall not include any such Related Employer where used in Articles X or XI of the Plan. The Company shall act as the agent for each Related Employer that adopts the Plan for all purposes of administration thereof.

          13.16   Administrative Changes Without Plan Amendment.

          The Committee reserves authority to make administrative changes to this Plan document that do not alter the minimum qualification requirements without formal amendment to the Plan. The Committee will effect such changes by substituting pages in the Plan document with corrected pages. Administrative changes include, but are not limited to, corrections of typographical errors and similar errors, conforming provisions for administrative procedures to actual practice and changes in practice, and deleting or correcting language that fails to accurately reflect the intended provision of the Plan.

                                   ARTICLE XIV
                              TOP-HEAVY PROVISIONS

          14.1 Top-Heavy Status. Except as provided in Sections 14.4(b) and (c), the provisions of this Article shall not apply to the Plan with respect to any Plan Year for which the Plan is not Top-Heavy. If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Article XIV will supersede any conflicting provisions elsewhere in the Plan.

          14.2 Definitions. For purposes of this Article XIV, the following words and phrases shall have the meanings states below unless a different meaning is plainly required by the context:

                  (a) "Determination Date" means, with respect to any Plan Year: (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of such Plan Year.

                  (b) "Key Employee" means in Employee meeting the definition of "key employee" contained in Section 416(i)(1) of the Code and the Regulations interpreting that section. For purposes of determining whether an Employee is a Key Employee, the definition of Compensation set forth in Section 14.6 shall apply.

                  (c) "Non-Key Employee" means any Employee who is not a Key Employee.

                  (d) "Valuation Date" means with respect to a particular Determination Date, the most recent Valuation Date (as defined in Section 2.34 occurring within a 12-month period ending on the applicable Determination Date.

          14.3    Determination of Top-Heavy Status.

                  (a) The Plan will be "Top-Heavy" with respect to any Plan Year if, as of the Determination Date applicable to such Year, the ratio of the Adjusted Balances in the accounts of Key Employees (determined as of the Valuation Date applicable to such Determination Date) to the Adjusted Balances in the accounts of all Employees (determined as of such Valuation Date) exceeds 60%. For purposes of computing such ratio and for all other purposes of applying and interpreting this paragraph (a): (i) the amount of the accounts of any Employee shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the five-year period ending on any Determination Date; (ii) benefits provided under all plans which are aggregated pursuant to (b) of this Section must be considered; and (iii) the provisions of
Section 416 of the Code and all Regulations interpreting that section shall be applied. If any Employee has not performed services for the company or any Related Employer at any time during the five-year period ending on any Determination Date, the balances of the accounts of such Employee shall not be taken into consideration for purposes of determining whether the Plan is Top-Heavy with respect to the Plan Year to which such Determination Date applies.

                  (b) For purposes of determining whether the Plan is Top-Heavy, all qualified retirement plans maintained by the Company and each Related Employer shall be aggregated to the extent that such aggregation is required under the applicable provisions of Section 416 of the Code and the Regulations interpreting that Section. All other qualified Related employer shall be aggregated only to the extent permitted by Section 416 of the Code and such Regulations and elected by the Company.

                  (c) For purposes of determining whether the Plan is Top-Heavy, the Adjusted Balance of a Participant's accounts shall not include (i) the amount of a rollover contribution (or similar transfer) accepted after December 31, 1983, initiated by the Participant and derived from a plan not maintained by the Company or any Related Employer, or (ii) a distribution made with respect to any Employee which is a tax-free rollover contribution (or similar transfer) that is either not initiated by the Employee or that is made to a plan maintained by the Company or any Related Employer.

                  (d) Solely for purposes of determining whether the Plan is Top-Heavy, the accrued benefit of any Non-key Employee shall be determined (i) under the method, if any, that uniformly applies for accrual purposes under all plans of the Company or any Related Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

          14.4    Vesting.

                  (a) If the Plan becomes Top-Heavy, the vested interest of a Participant in the portion of his Company Stock and Other Investments Accounts referred to in subsection (b) shall be determined in accordance with the following formula in lieu of the formula set forth in Section 7.6:

            Vested                       Forfeitable
       Years of Service                  Percentage                   Percentage
       ----------------                  ----------                   ----------
         Less than 3                           0%                        100%
         3 or more                           100%                          0%

         For purposes of the above schedule, years of Service shall include all years of Service required to be counted under Section 411(a) of the Code, disregarding all years of Service permitted to be disregarded under Section 411(a)(4) of the Code.

         (b) The vesting schedule set forth in subsection (a) shall apply to all amounts allocated to a Participant's Company Stock and Other Investments Accounts while the Plan is Top-Heavy and during the period of time before the Plan becomes Top Heavy. This vesting schedule shall not apply to the Company Stock and Other Investments Accounts of any Employee who does not have an Hour of Service after the Plan becomes Top-Heavy.

         (c) If the Plan becomes Top-Heavy and subsequently ceases to be Top-Heavy, the vesting schedule set forth in subsection (a) shall automatically cease to apply, and the vesting schedule set forth in Section 7.6 above shall automatically apply, with respect to all amounts allocated to a Participant's Company Stock and Other Investments Accounts for all Plan Years after the Plan Year with respect to which the Plan was las Top-Heavy. For purposes of this subsection (c), this change in vesting schedules shall only be valid to the extent that the conditions of Section 12.1 of the Plan and Section 411(a)(10) of the Code are satisfied.

         14.5 Minimum Contribution. For each Plan Year that the Plan is Top-Heavy, the Company will contribute and allocate to the Company Stock and Other Investments Accounts of each Participant who is a Non-key Employee and is employed by the Company on the last day of such Plan Year an amount consisting of contributions and forfeitures equal to the lesser of (i) 3% of such Participant's Compensation (as defined in Section 14.6) for such Plan Year and
(ii) the largest percentage of Company contributions and forfeitures, as a percentage of the Key Employee's compensation (as described in Section 14.6), allocated to the Company Stock and Other Investments Accounts of any Key Employee for such Year. The minimum contribution allocable pursuant to this
Section 14.5 will be determined without regard to any contributions by the Company for any Employee under the Federal Social Security Act. A Non-key Employee will not be excluded from an allocation pursuant to this Section merely because his compensation is less than a stated amount. A Non-Key Employee who has become a Participant but who fails to complete at least 1,000 Hours of Service in a Plan Year in which the Plan is top Heavy shall not be excluded from an allocation pursuant to this Section.

         14.6 Compensation. For any Plan Year in which the Plan is Top-Heavy, annual Compensation for the purposes of this Article shall have the meaning set forth in Section 414(q)(7) of the Code.

         14.7 Collective  Bargaining  Agreements.  The  requirements of Sections
14.4 and 14.5 shall not apply with respect to any employees included in a unit of employees covered by a collective bargaining agreement between employer representatives and the Company or a Related Employer if retirements benefits were the subject of good faith bargaining between such employer representatives and the Company or Related Employer.

         IN WITNESS WHEREOF, the Association has caused this Plan to be executed by a duly authorized officer this _______ day of ____________, 1997.


Attest:                                 FIRST FEDERAL SAVINGS AND LOAN
                                        ASSOCIATION OF SPARTANBURG


                                        By:
----------------------                      -------------------------
Secretary                                   President